UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

Avita Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 2, 2022, AVITA Medical, Inc. (“the Company”) entered into a group purchasing agreement (the “Agreement”) with Premier, Inc., a leading healthcare improvement company, uniting an alliance of approximately 4,400 U.S. hospitals and 225,000 other providers to transform healthcare. With integrated data and analytics, collaboratives, supply chain solutions, consulting and other services, Premier enables better care and outcomes at a lower cost.

The Agreement allows Premier members, such as hospitals, health systems and other providers, at their discretion, to take advantage of special pricing and terms pre-negotiated by Premier for AVITA’s RECELL® System for the treatment of adult and pediatric patients that require treatment for severe burns. The Agreement enables the Company access to Premier’s participating member U.S.hospitals and regional representatives to help facilitate the adoption of the RECELL® System into Premier facilities. The Agreement is for a term of three years. Other than pursuant to the Agreement, there are no material relationships between the Company or any Company affiliates with Premier, Inc.

Item 7.01.	Regulation FD Disclosure

On March 2, 2022, the Company issued a press release announcing the entering into of the Agreement as described in Item 1.01 above. A copy of the press release, which is attached hereto as Exhibit 99.1, is furnished pursuant to Items 7.01 and 9.01.

The information in this Item 7.01 and Item 9.01 below is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, titled “Avita Medical, Inc. Signs Agreement with Premier, Inc. to Supply the RECELL® System to Hospitals and Health Systems Across the U.S.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2022	AVITA MEDICAL, INC.

	By:	/s/ Donna Shiroma
	Name:	Donna Shiroma
	Title:	General Counsel